Exhibit 10.14

EXECUTION VERSION

FIRST AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

This First Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of June 26, 2018, is by and between MORGAN STANLEY BANK, N.A., a national banking association (together with its successors and assigns, “Buyer”) and CMTG MS FINANCE LLC, a Delaware limited liability company (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 26, 2017 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”);

WHEREAS, Seller has requested that the Facility Termination Date be extended to January 26, 2021 and has requested that Buyer increase the Facility Amount; and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1. Amendment of Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)The definition of “Facility Amount” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

““Facility Amount” shall mean Five Hundred Million Dollars ($500,000,000).”

(b) The definition of “Facility Termination Date” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

““Facility Termination Date” shall mean January 26, 2021, as the same may be extended in accordance with Section 9(a) of this Agreement.”

(c) The following definition is hereby added to Article 2 of the Master Repurchase Agreement in correct alphabetical order:

““First Supplemental Origination Fee” shall have the meaning set forth in the Fee Letter, which definition is incorporated herein by reference.”

2. Payment of Extension Fee. Seller acknowledges and agrees that, in accordance with Section 9(a) of the Repurchase Agreement and Section 5 of the Fee Letter, the Extension Fee in respect of the extension of the Facility Termination Date effectuated by this Amendment shall be paid on or prior to January 26, 2020.

3. No Material Adverse Effect, Margin Deficit, Default or Event of Default. Seller represents that pursuant to the Master Repurchase Agreement, no Material Adverse Effect, Margin Deficit, Event of Default or, to Seller’s Knowledge, Default has occurred and is continuing as of the date hereof.

4. Representations and Warranties. All representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Requested Exceptions Report).

5. Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a) Amendment. This Amendment, duly executed and delivered by Seller and Buyer;

(b) Amendment to Fee Letter. The First Amendment to Fee Letter, dated as of the date hereof, by and between Buyer and Seller.

(c) Responsible Officer Certificate. A signed certificate from a Responsible Officer of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller, Pledgor and Guarantor since January 26, 2017, unless otherwise stated therein; and (ii) the authority of Seller, Pledgor and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

(d) Good Standing. Certificates of existence and good standing for the Seller, Pledgor and Guarantor.

(e) Legal Opinions. Opinions of outside counsel to Seller reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.

(f) Fees. Payment by Seller of (i) the First Supplemental Origination Fee on the date hereof and (ii) the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

6. Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, the Guaranty and the Pledge and Security Agreement are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each of Guarantor and Pledgor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.

7. Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.

8. Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

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9. Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

10. Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

11. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

12. References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

13. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

MORGAN STANLEY BANK, N.A., a national banking association

By:	/s/ Anthony Preisano
Name: Anthony Preisano
Title: Authorized Signatory

[Signature Page to First Amendment to Master Repurchase and Securities Contract Agreement]

SELLER:

CMTG MS FINANCE LLC, a Delaware limited liability company

By:	/s/ J. Michael McGillis
Name: /s/ J. Michael McGillis
Title: Authorized Signatory

[Signature Page to First Amendment to Master Repurchase and Securities Contract Agreement]

Acknowledged and Agreed:

PLEDGOR:

CMTG MS FINANCE HOLDCO LLC, a Delaware limited liability company

By:	/s/ J. Michael McGillis
Name: /s/ J. Michael McGillis
Title: Authorized Signatory

[Signature Page to First Amendment to Master Repurchase and Securities Contract Agreement]

The undersigned hereby acknowledges the execution of this Amendment and agrees that the Guaranty is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or modified by this Amendment. In addition, the undersigned reaffirms its obligations under the Guaranty and agrees that its obligations under the Guaranty shall remain in full force and effect.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ J. Michael McGillis
Name: /s/ J. Michael McGillis
Title: Authorized Signatory

[Signature Page to First Amendment to Master Repurchase and Securities Contract Agreement]